The Dreyfus Family of Funds 200 Park Avenue New York, New York 10166

Dear Stockholder:

     Your Dreyfus fund(s) and certain other funds in the Dreyfus Family of Funds will hold a special joint meeting of stockholders on October 9, 2009. Stockholders of each of these funds will be asked to elect additional Board members of their funds and, for certain funds, to elect Board members who have been appointed by the fund’s Board and serve as current Board members of the funds, but whose election has not been proposed to stockholders until now. The enclosed proxy statement describes the nominees’ qualifications and each of their respective current roles overseeing funds in the Dreyfus Family of Funds. Please take the time to read the enclosed materials.

     Since the proposal to elect Board members is common to these funds, we have combined the proxy statement. If you own shares of more than one of these Dreyfus funds, the combined proxy statement may save you the time of reading more than one document before you vote. If you own shares of more than one of these funds on the record date for the meeting, please note that each fund has a separate proxy card. You should vote one for each fund in which you own shares.

     Remember, your vote is extremely important, no matter how large or small your fund holdings. By voting promptly, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

  By Mail. Please complete, date and sign the enclosed proxy card for each fund in which you own shares and mail it in the enclosed, postage-paid envelope.
  By Internet. Have your proxy card(s) available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
  By Telephone. Have your proxy card(s) available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
  In Person. Any stockholder who attends the meeting in person may vote by ballot at the meeting.

     We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card(s). If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person at the meeting. Whichever voting method you choose, please take the time to read the full text of the proxy statement before you vote.

     Your vote is very important to us. If you have any questions before you vote, please call one of the Dreyfus service representatives at 1-800-645-6561. Thank you for your response and for your continued investment with the Dreyfus Family of Funds.

J. David Officer President The Dreyfus Family of Funds

The Dreyfus Fund Incorporated
Dreyfus Investment Grade Funds, Inc.*
Dreyfus Lifetime Portfolios, Inc.*
Dreyfus Liquid Assets, Inc.
Dreyfus Premier Short-Intermediate Municipal Bond Fund*
Dreyfus Short-Intermediate Government Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
The Dreyfus Third Century Fund, Inc.
Dreyfus Worldwide Dollar Money Market Fund, Inc.

Notice of Special Joint Meeting of Stockholders To Be Held on October 9, 2009

To the Stockholders:

     A Special Joint Meeting of Stockholders of each of the Dreyfus Funds listed above (each, a “Fund” and collectively, the “Funds”) will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Friday, October 9, 2009 at 10:00 a.m., for the following purposes:

1.	To elect Board members to hold office until their successors are duly elected and qualified.
2.	To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on August 21, 2009 will be entitled to receive notice of and to vote at the meeting.

New York, New York August 31, 2009

*The Fund is a “series” investment company comprised of the separate portfolios. For a list of the Fund’s series, see Schedule 1 to the Proxy Statement. Stockholders of each series of a Fund will vote as a single class on the proposal to elect Board members for such Fund.

WE NEED YOUR PROXY VOTE.

A STOCKHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF A FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND, AT STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD(S) OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

The Dreyfus Fund Incorporated
Dreyfus Investment Grade Funds, Inc.*
Dreyfus Lifetime Portfolios, Inc.*
Dreyfus Liquid Assets, Inc.
Dreyfus Premier Short-Intermediate Municipal Bond Fund*
Dreyfus Short-Intermediate Government Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
The Dreyfus Third Century Fund, Inc.
Dreyfus Worldwide Dollar Money Market Fund, Inc.

COMBINED PROXY STATEMENT

Special Joint Meeting of Stockholders to be held on October 9, 2009

     This Proxy Statement is furnished in connection with a solicitation of proxies by each of the respective Boards of The Dreyfus Fund Incorporated (“DFI”), Dreyfus Investment Grade Funds, Inc. (“DIGF”), Dreyfus Lifetime Portfolios, Inc. (“DLP”), Dreyfus Liquid Assets, Inc. (“DLA”), Dreyfus Premier Short-Intermediate Municipal Bond Fund (“DSIMB”), Dreyfus Short-Intermediate Government Fund (“DSIG”), The Dreyfus Socially Responsible Growth Fund, Inc. (“DSRGF”), The Dreyfus Third Century Fund, Inc. (“DTCF”) and Dreyfus Worldwide Dollar Money Market Fund, Inc. (“DWDMF”) (each, a “Fund” and, collectively, the “Funds”) to be used at the Special Joint Meeting of Stockholders (the “Meeting”) of each Fund to be held on Friday, October 9, 2009 at 10:00 a.m., at the offices of The Dreyfus Corporation (“Dreyfus”), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in such Notice. Stockholders of record at the close of business on August 21, 2009 are entitled to receive notice of and to vote at the Meeting. Stockholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Stockholders can vote only on matters affecting the Fund(s) of which they are stockholders. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy, by calling the toll-free telephone number, through the Internet or by letter directed to the relevant Fund, which must indicate the stockholder’s name and account number. To be effective, such revocation must be received before the Meeting. In addition, any stockholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Stockholders of each Fund will vote as a single class (which includes all series of a Fund) and will vote separately from the stockholders of each other Fund on the election of Board members. It is essential that stockholders who own shares in more than one Fund complete, date, sign and return each proxy card they receive.

     Information as to the number of shares outstanding and share ownership for each Fund is set forth on Schedule 1 to this Proxy Statement.

     The principal executive offices of each Fund are located at 200 Park Avenue, New York, New York 10166. Copies of each Fund’s most recent Annual and Semi-Annual Reports are available upon request, without charge, by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll-free 1-800-645-6561.

__________________
* The Fund is a “series” investment company comprised of the separate portfolios. For a list of the Fund’s series, see Schedule 1 to this Proxy Statement.
Stockholders of each series of a Fund will vote as a single class on the proposal to elect Board members for such Fund.

IMPORTANT NOTICE REGARDING INTERNET
AVAILABILITY OF PROXY MATERIALS

THIS PROXY STATEMENT AND COPIES OF EACH FUND’S MOST
RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT
HTTP://WWW.DREYFUS.COM/PROXYINFO.HTM.

PROPOSAL: ELECTION OF BOARD MEMBERS

     It is proposed that stockholders of each Fund consider the election of Nathan Leventhal and Benaree Pratt Wiley, that stockholders of each of DFI, DIGF, DLA, DSIMB, DSIG and DWDMF also consider the election of Clifford L. Alexander, Jr. and Joseph S. DiMartino, that stockholders of each of DSRGF and DTCF also consider the election of Joseph S. DiMartino, and that stockholders of DLP also consider the election of Clifford L. Alexander, Jr. as additional Board members of their Fund. Ms. Wiley and Messrs. Alexander, DiMartino and Leventhal (the “Nominees”) were selected and nominated by those members of the present Boards of the relevant Funds who are not “interested persons” of the Funds (“Independent Board members”), as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”). Messrs. Alexander and DiMartino currently serve as Board members of all of the Funds, as well as other funds in the Dreyfus Family of Funds; with respect to the Funds for which they are Nominees, they were elected by the Board members of such Funds, but their election has not been proposed to stockholders of the relevant Funds, until now. Mr. DiMartino currently serves as Chairman of the Board of each Fund. Ms. Wiley and Mr. Leventhal currently serve as Board members of other funds in the Dreyfus Family of Funds. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Board member of the indicated Funds if elected. Biographical information about each Nominee is set forth below. Biographical information about each Fund’s current Board members who are not Nominees, information on each Nominee’s and current Board member’s ownership of shares of the Funds, and other relevant information is set forth on Exhibit A to this Proxy Statement.

     The persons named as proxies on the enclosed proxy card(s) will vote for the election of the Nominees unless authority to vote for any or all of the Nominees is withheld in the proxy. Each Nominee elected will serve as an Independent Board member of the respective Fund and until his or her successor is duly elected and qualified. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders will vote for such other nominee or nominees as the Funds’ Independent Board members may recommend. Independent board members of investment companies play a critical role in overseeing fund operations and policing potential conflicts of interest between the fund and its investment adviser and other service providers.

     The following tables present information about the Nominees, including their principal occupations and other board memberships and affiliations and when they first became a Board member of a Fund. The address of each Nominee is c/o The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166.

Name (Age) of Nominee	Principal Occupation	Other Board Memberships and
Position with Funds (Since)	During Past 5 Years	Affiliations
Joseph S. DiMartino (65)	Corporate Director and Trustee	Board member of 77 funds (193
Chairman of the Board		portfolios) in The Dreyfus Family of
and Nominee		Funds
DFI (1995)		The Muscular Dystrophy Association,
DIGF (1995)		Director
DLA (1995)		CBIZ (formerly, Century Business
DSIMB (1995)		Services, Inc.), a provider of
DSIG (1995)		outsourcing functions for small and
DSRGF (1995)		medium size companies, Director
DTCF (1995)		The Newark Group, a provider of a
DWDMF (1995)		national market of paper recovery
facilities, paperboard mills and
paperboard converting plants,
Director
Sunair Services Corporation, engaging
in the design, manufacture and sale of
high frequency systems for long-range
voice and data communications, as
well as providing certain outdoor-
related services to homes and
businesses, Director

Clifford L. Alexander, Jr. (75)	President of Alexander & Associates, Inc.,	Board member of 27 funds (56 portfolios)
Board Member and Nominee	a management consulting firm (January	in The Dreyfus Family of Funds
DFI (2004)	1981 – present)	Mutual of America Life Insurance
DIGF (2003)		Company, Director
DLA (2003)
DLP (2003)
DSIMB (2003)
DSIG (2003)
DWDMF (2003)

Nathan Leventhal (66)	Commissioner, NYC Planning	Board member of 18 funds (37 portfolios)
Nominee	Commission (March 2007 – present)	in The Dreyfus Family of Funds
DFI	Chairman of the Avery-Fisher Artist	Movado Group, Inc., Director
DIGF	Program (November 1997 – present)	Mayor’s Committee on Appointments,
DLP		Chairman
DLA
DSIMB
DSIG
DSRGF
DTCF
DWDMF

Name (Age) of Nominee	Principal Occupation	Other Board Memberships and
Position with Funds (Since)	During Past 5 Years	Affiliations
Benaree Pratt Wiley (63)	Principal, The Wiley Group, a firm	Board member of 37 funds (47 portfolios)
Nominee	specializing in strategy and business	in The Dreyfus Family of Funds
DFI	development (2005-present)	Blue Cross Blue Shield of Massachusetts,
DIGF	President and CEO, The Partnership,	Director
DLP	an organization dedicated to	Commonwealth Institute, Director
DLA	increasing the representation of	Efficacy Institute, Director
DSIMB	African Americans in positions of	PepsiCo African-American, Chair of
DSIG	leadership, influence and decision-	Advisory Board
DSRGF	making in Boston, MA (1991-2005)	The Boston Foundation, Director
DTCF		CBIZ (formerly, Century Business
DWDMF		Services, Inc.), a provider of
outsourcing functions for small and
medium size companies, Director

     Each Fund typically pays its Board members its allocated portion of an annual retainer and a fee per meeting attended for the Funds and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members. For information on the amount of compensation paid to each current Board member by a Fund for the Fund’s last fiscal year, and paid by all funds in the Dreyfus Family of Funds for which such person was a Board member for the year ended December 31, 2008, see Exhibit A to this Proxy Statement.

     Each Fund has a standing audit, nominating and compensation committee, each of which is comprised of the Fund’s Independent Board members. For information on the number of committee meetings held during a Fund’s last fiscal year, see Exhibit A to this Proxy Statement.

     The function of each Fund’s Audit Committee is to (i) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements and (ii) assist in the Board’s oversight of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements and the independent registered public accounting firm’s qualifications, independence and performance. A copy of the form of the Funds’ Audit Committee Charter is set forth in Exhibit B to this Proxy Statement and is available at www.dreyfus.com.

     Each Fund’s Nominating Committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by stockholders. In evaluating potential nominees, including any nominees recommended by stockholders, the committee takes into consideration various factors listed in the Nominating Committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its stockholders. The Nominating Committee will consider recommendations for nominees from stockholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the Nominating Committee charter. A copy of the form of the Funds’ Nominating Committee charter is not available on the Funds’ or Dreyfus’ website, but is set forth in Exhibit C to this Proxy Statement.

     The function of the compensation committee is to establish the appropriate compensation for serving on the Board. Each Fund also has a standing pricing/evaluation committee comprised of any one Board member. The function of the pricing/evaluation committee is to assist in valuing the Fund’s investments.

Required Vote

     For each Fund, the election of a Nominee requires the affirmative vote of a plurality of votes cast at the Meeting for the election of Board members of the Fund.

ADDITIONAL INFORMATION

Selection of Independent Registered Public Accounting Firm

     The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Board members of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. Each Fund’s Audit Committee recommended, and each Fund’s Board, including a majority of its Independent Board members, approved, the selection of Ernst & Young LLP (“Ernst & Young”), as the independent registered public accounting firm for the Fund’s current fiscal year. Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement (if the representatives so desire) and to respond to appropriate questions. After reviewing the relevant Fund’s audited financial statements for the Fund’s most recently completed fiscal year, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Stockholders.

Information regarding the audit and related fees that Ernst & Young charged the Funds is set forth in Exhibit A.

Investment Adviser, Distributor and Transfer Agent

     The investment adviser for each Fund is Dreyfus, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $337 billion in approximately 194 mutual fund portfolios. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (“BNY Mellon”), a global financial services company focused on helping clients move and manage their financial assets, operating in 34 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $20.7 trillion in assets under custody and administration and $926 billion in assets under management, and it services more than $11.8 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

     MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s distributor.

     Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus with principal offices at 200 Park Avenue, New York, New York 10166, serves as each Fund’s transfer and dividend disbursing agent.

Voting Information

     Each Fund will bear its pro rata share of the cost of soliciting proxies based on the net assets of the Fund. In addition to the use of the mails, proxies may be solicited personally or by telephone, and Dreyfus may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Funds may retain proxy solicitors to assist in the solicitation of proxies primarily by contacting stockholders by telephone, which is expected to cost approximately $50,000, plus any out of pocket expenses, such cost to be borne pro rata among the Funds based on their net assets. Authorizations to execute proxies may be obtained by telephonic instructions in accordance with procedures designed to authenticate the stockholder’s identity. In all cases where a telephonic proxy is solicited (as opposed to where the stockholder calls the toll-free number directly to vote), the stockholder will be asked to provide or confirm certain identifiable information and to confirm that the stockholder has received the Fund’s proxy statement and proxy card in the mail. Within 72 hours of receiving a stockholder’s telephonic voting instructions, a confirmation will be sent to the stockholder to ensure that the vote has been taken in accordance with the stockholder’s instructions and to provide a telephone number to call immediately if the stockholder’s instructions are not correctly reflected in the confirmation. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted “FOR” the proposal. Any stockholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund a written notice of revocation or a subsequently executed proxy, by calling the toll-free telephone number or through the Internet, or by attending the Meeting and voting in person.

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker “non-vote” (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, “abstentions”), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote in favor of the proposal.

     With respect to Dreyfus individual retirement accounts (“IRAs”), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon (“BNYM”), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder’s instructions. However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the relevant Meeting, BNYM will vote the IRA shares in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

     If a quorum is not present at the Meeting for a Fund, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Fund to permit further solicitation of proxies. With respect to each of DFI, DIGF, DLP, DLA, DSRGF, DTCF and DWDMF, 33-1/3% of the Fund’s shares entitled to vote constitute a quorum for the transaction of business at the Meeting. With respect to each of DSIMBF and DSIG, 30% of the Fund’s shares entitled to vote constitute a quorum for the transaction of business at the Meeting.

OTHER MATTERS

     No Fund’s Board is aware of any other matters which may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

     Please advise the appropriate Fund, in care of Dreyfus Transfer, Inc., P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of this Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING(S) IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: August 31, 2009

SCHEDULE 1 Part I

SERIES INVESTMENT COMPANIES

The following is a list of those Funds that are series funds and identifies each such Fund’s series.

Dreyfus Investment Grade Funds, Inc.

Dreyfus LifeTime Portfolios, Inc. — Growth and Income Portfolio

Dreyfus Premier Short-Intermediate Municipal Bond Fund

SCHEDULE 1 Part 2

PERTAINING TO SHARE OWNERSHIP

     Set forth below for each Fund is information as to the number of shares of the Fund outstanding and those stockholders known by the Fund, if any, to own beneficially 5% or more of the Fund’s outstanding voting securities (including series thereof) as of August 10, 2009.

Name of Fund and			Percentage of
Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Shares Held

The Dreyfus Fund Incorporated	N/A
126,567,697.9950

Dreyfus Investment Grade	Charles Schwab & Co., Inc.	19,084,202.2780	15.0016%
Funds, Inc.	Attn: Mutual Fund Operations
127,214,251.5920	101 Montgomery Street
	San Francisco, CA 94104-4151

	National Financial Services	13,329,563,2500	10.4780%
	82 Devonshire Street
	Boston, MA 02109-3605

	Wells Fargo Bank, N.A.	7,534,749,8060	5.9229%
	P.O.Box 1533
	Minneapolis, MN 55480-1533

Dreyfus LifeTime	Charles Schwab & Co., Inc.	459,064.233	9.0524%
Portfolios, Inc.	Reinvest Account
5,071,200.440	Attn: Mutual Funds
	101 Montgomery Street
	San Francisco, CA 94104-4151

	National Financial Services	428,087.575	8.4415%
	82 Devonshire Street
	Boston, MA 02109-3605

	Fidelity Investments Institutional	309,145.526	6.0961%
	Operations Co. As Agent For
	Certain Employee Benefit Plans
	100 Magellan Way
	Covington, KY 41015-1999

	Hartford Life Insurance Company	274,970.386	5.4222%
	Attn: UIT Operations
	P.O. Box 2999
	Hartford, CT 06104-2999

Name of Fund and			Percentage of
Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Shares Held

Dreyfus Liquid Assets, Inc.	Citigroup Global Markets Inc.	3,402,028,931.218	68.5684%
4,961,513,512.099	333 West 34th Street
	New York, NY 10001-2402

Dreyfus Short Intermediate	Charles Schwab & Co Inc.	4,246,648.138	15.0727%
Municipal Bond Fund	Reinvest Account
28,174,456.494	101 Montgomery Street
	San Francisco, CA 94104-4151

	Pershing LLC	1,939,846.938	6.8851%
	P.O. Box 2052
	Jersey City, NJ 07303-2052

	Merrill Lynch	1,858,552.622	6.5966%
	4800 Deer Lake Drive East
	Jacksonville, FL 32246-6484

	National Financial Services	1,671,844.424	5.9339%
	82 Devonshire Street
	Boston, MA 02109-3605

Dreyfus Short-Intermediate	Charles Schwab & Co. Inc.	3,620,020.101	17.1904%
Government Fund	Reinvest Account
21,058,360.213	101 Montgomery Street
	San Francisco, CA 94104-4151

	National Financial Services	1,680,438,808	7.9799%
	82 Devonshire Street
	Boston, MA 02109-3605

		1,549,490,257	7.3581%
	TD Ameritrade Clearing Inc for the
	Exclusive Benefit of our Customers
	P.O. Box 2226
	Omaha, NE 68103-2226

The Dreyfus Socially	Nationwide Insurance Company	5,042,776.503	55.6278%
Responsible Growth Fund, Inc.	C/O IPO Portfolio Accounting
9,065,205.074	P.O. Box 182029
	Columbus, OH 43218-2029

	American Fidelity	702,588.492	7.7504%
	Separate Account B
	2000 N. Classen Boulevard
	Oklahoma City, OK 73106-6023

Name of Fund and			Percentage of
Number of Shares Outstanding	Name and Address of Stockholder	Amount of Shares Held	Shares Held

	Cuna Mutual Group	686,831.223	7.5766%
	5910 Mineral Point Road
	Madison, WI 53705-4498

	Transamerica Life Insurance Co	615,563.837	6.7904%
	4333 Edgewood Rd NE
	Cedar Rapids, IA 52499-0001

The Dreyfus Third Century	N/A
Fund, Inc.
28,805,730.9820

Dreyfus Worldwide Dollar	Wells Fargo Investments LLC	100,285,688.342	16.2439%
Money Market Fund, Inc.	FBO Customer Accounts
617,376,274.768	Attn: Mutual Fund Operations
	625 Marquette Ave S 13th Floor
	Minneapolis, MN 55402-2323

EXHIBIT A PART I

     Part I sets forth information regarding the current Board members and Nominees and independent registered public accounting firm fees for the Funds as indicated.

CURRENT BOARD MEMBERS OF THE FUNDS

     The following table presents information about the current Board members of Funds as indicated, including their principal occupations and other board memberships and affiliations. Each Fund’s current Board members will continue to serve as Board members of the Fund after the Meeting.

Name (Age) of Nominee	Principal Occupation	Other Board Memberships and
Position with Funds (Since)	During Past 5 Years	Affiliations
Joseph S. DiMartino (65)	Corporate Director and Trustee	The Muscular Dystrophy Association,
Chairman of the Board		Director
DFI (1995)		CBIZ (formerly, Century Business
DIGF (1995)		Services, Inc.), a provider of outsourcing
DLP (1995)		functions for small and medium size
DLA (1995)		companies, Director
DSIMB (1995)		The Newark Group, a provider of a
DSIG (1995)		national market of paper recovery
DSRGF (1995)		facilities, paperboard mills and
DTCF (1995)		paperboard converting plants,
DWDMF (1995)		Director
Sunair Services Corporation, engaging
in the design, manufacture and sale of
high frequency systems for long-range
voice and data communications, as
well as providing certain outdoor-
related services to homes and
businesses, Director

Clifford L. Alexander, Jr. (75)	President of Alexander & Associates,	Mutual of America Life Insurance
Board Member	Inc., a management consulting firm	Company, Director
DFI (2004)	(January 1981 – present)
DIGF (2003)
DLP (2003)
DLA (2003)
DSIMB (2003)
DSIG (2003)
DSRGF (1992)
DTCF (1981)
DWDMF (2003)

Name (Age) of Nominee	Principal Occupation	Other Board Memberships and
Position with Funds (Since)	During Past 5 Years	Affiliations
David W. Burke (73)	Corporate Director and Trustee	John F. Kennedy Library Foundation,
Board Member		Director
DFI (2004)
DIGF (1994)
DLP (1994)
DLA (1994)
DSIMB (1994)
DSIG (1994)
DSRGF (2003)
DTCF (2003)
DWDMF (1994)

Whitney I. Gerard (74)	Partner of Chadbourne & Parke LLP	None
Board Member
DFI (1989)
DIGF (1993)
DLP (1993)
DLA (1989)
DSIMB (1989)
DSIG (1989)
DSRGF (2003)
DTCF (2003)
DWDMF (1989)

George L. Perry (75)	Economist and Senior Fellow at	None
Board Member	Brookings Institution
DFI (1990)
DIGF (1992)
DLP (1992)
DLA (1990)
DSIMB (1990)
DSIG (1990)
DSRGF (2003)
DTCF (2003)
DWDMF (1990)

PERTAINING TO THE BOARD OF EACH FUND

     The table below indicates the dollar range of each current Board member and Nominee’s ownership of shares of each Fund (including series thereof) and the aggregate dollar range of shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2008.

Name of Board Member or	Dollar Range of Shares Held in Fund
Nominee	DFI	DIGF	DLP	DLA
Joseph F. DiMartino	None	None	None	None
Clifford L. Alexander, Jr.	None	None	None	Over $100,000
David W. Burke	Over $100,000	None	None	None
Whitney I. Gerard	$1 - $10,000	None	None	Over $100,000
Nathan Leventhal	None	None	None	None
George L. Perry	None	None	None	None
Benaree Pratt Wiley	None	None	None	None

Name of Board Member or	Dollar Range of Shares Held in Fund
Nominee	DSIMB	DSIG	DSRGF
Joseph F. DiMartino	None	None	None
Clifford L. Alexander, Jr.	None	None	None
David W. Burke	None	None	None
Whitney I. Gerard	None	None	None
Nathan Leventhal	None	None	None
George L. Perry	None	None	None
Benaree Pratt Wiley	None	None	None

Aggregate Holding of Funds in
The Dreyfus Family of Funds
Name of Board Member or	Dollar Range of Shares Held in Fund		for Which Responsible as
Nominee	DTCF	DWDMF	a Board Member
Joseph F. DiMartino	None	None	Over $100,000
Clifford L. Alexander, Jr.	None	None	Over $100,000
David W. Burke	None	None	Over $100,000
Whitney I. Gerard	None	$1 - $10,000	Over $100,000
Nathan Leventhal	None	None	None
George L. Perry	None	None	None
Benaree Pratt Wiley	None	None	$50,001 - $100,000

     As of August 10, 2009, none of the current Board members or Nominees or their immediate family members owned securities of Dreyfus or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Dreyfus.

PERTAINING TO THE BOARD OF EACH FUND

     The number of Board meetings and, where applicable, committee meetings, held by each Fund during the Fund’s last fiscal year are as follows:

		Number of	Number of	Number of	Number of
	Number of	Audit	Nominating	Compensation	Pricing/Evaluation
	Board	Committee	Committee	Committee	Committee
	Meetings	Meetings	Meetings	Meetings	Meetings
DFI	4	4	1	0	0
DIGF	4	4	1	0	16
DLP	4	4	1	0	2
DLA	4	4	1	0	0
DSIMB	4	4	1	0	0
DSIG	4	4	1	0	0
DSRGF	4	4	1	0	0
DTCF	4	4	1	0	0
DWDMF	4	4	1	0	0

     During each Fund’s last fiscal year, each current Board member attended at least 75% of the aggregate of all of the meetings of the Board of each Fund (held during the period he or she was a Board member) and 75% of the meetings held by a committee of the Board of each Fund on which he or she served (during the period that he or she served).

COMPENSATION TABLE

     Each Fund currently pays its Board members its allocated portion of an annual retainer of $80,000 and a fee of $10,000 per in-person meeting ($1,000 per telephone meeting) attended for the Fund and the 14 other funds in the Dreyfus Family of Funds (comprised of 27 portfolios) (with a minimum of $5,000 per in-person meeting if the meeting is for fewer than all of the Funds), and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.

     The aggregate amount of compensation paid to each current Board member by each Fund for the Fund’s last fiscal year, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) for the year ended December 31, 2008, were as follows:

	Aggregate Compensation	Total Compensation From the Funds
Name of Board Member	From Each Fund *	and Fund Complex (**)
Joseph S. DiMartino		$873,275 (191)
DFI	$3,036
DIGF	$2,930
DLP	$ 419
DLA	$4,523
DSIMB	$ 315
DSIG	$ 476

	Aggregate Compensation	Total Compensation From the Funds
Name of Board Member	From Each Fund *	and Fund Complex (**)
DSRGF	$ 708
DTCF	$ 965
DWDMF	$1,507

Clifford L. Alexander, Jr.		$261,500 (56)
DFI	$2,372
DIGF	$2,305
DLP	$ 328
DLA	$3,243
DSIMB	$ 252
DSIG	$ 371
DSRGF	$ 570
DTCF	$ 772
DWDMF	$1,293

David W. Burke		$390,000 (93)
DFI	$2,372
DIGF	$2,349
DLP	$ 333
DLA	$3,243
DSIMB	$ 252
DSIG	$ 371
DSRGF	$ 570
DTCF	$ 786
DWDMF	$1,326

Whitney I. Gerard		$159,500 (33)
DFI	$2,372
DIGF	$2,305
DLP	$ 328
DLA	$3,243
DSIMB	$ 252
DSIG	$ 371
DSRGF	$ 570
DTCF	$ 786
DWDMF	$1,293

	Aggregate Compensation	Total Compensation From the Funds
Name of Board Member	From Each Fund *	and Fund Complex (**)

George L. Perry		$140,000 (31)
DFI	$2,372
DIGF	$2,305
DLP	$ 328
DLA	$3,243
DSIMB	$ 252
DSIG	$ 371
DSRGF	$ 570
DTCF	$ 772
DWDMF	$1,287

__________________________
*	Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $36,397.
**	Represents the number of separate portfolios comprising the investment companies in the Fund complex, including the Funds, for which the Board member served.

PERTAINING TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Set forth below for each Fund’s last two fiscal years are the amounts Ernst & Young, the independent registered public accounting firm for the Funds, billed for (i) services rendered in connection with the annual audit of the Fund’s financial statements (“Audit Fees”); (ii) assurance and services rendered that are reasonably related to the performance of the audit or review of the Fund’s financial statements (“Audit-Related Fees”); (iii) professional services rendered for tax compliance, tax planning and tax advice, including primarily the review of each Fund’s tax returns (“Tax Fees”); (iv) other products and services provided (“All Other Fees”); and (v) non-audit services provided to affiliates of Dreyfus (“Aggregate Non-Audit Fees”).

						Aggregate
						Non-Audit
						Fees Paid by
	Fiscal Year		Audit-			Service
Name of Fund	Ended	Audit Fees	Related Fees	Tax Fees	All Other Fees	Affiliates*
DFI	12/31/07	$ 37,796	$ 5,122	$ 3,311	$ 0	$0
	12/31/08	$ 38,929	$10,398	$ 3,090	$ 545	$0

DIGF	7/31/07	$117,107	$20,488	$11,422	$ 949	$0
	7/31/08	$120,622	$25,764	$13,474	$ 343	$0

DLP	9/30/07	$ 87,155	$15,366	$ 7,434	$ 134	$0
	9/30/08	$ 89,770	$15,366	$10,732	$ 86	$0

						Aggregate
						Non-Audit
						Fees Paid by
	Fiscal Year		Audit-			Service
Name of Fund	Ended	Audit Fees	Related Fees	Tax Fees	All Other Fees	Affiliates*
DLA	12/31/07	$ 41,969	$ 0	$ 3,311	$ 0	$0
	12/31/08	$ 43,227	$10,398	$ 2,757	$2,234	$0

DSIMB	3/31/08	$ 31,807	$ 0	$ 2,462	$ 52	$0
	3/31/09	$ 32,444	$ 5,276	$ 3,373	$ 50	$0

DSIG	11/30/07	$ 29,092	$ 5,122	$ 2,541	$ 0	$0
	11/30/08	$ 29,964	$10,398	$ 3,607	$ 68	$0

DSRGF	12/31/07	$ 27,900	$14,778	$ 3,311	$ 0	$0
	12/31/08	$ 28,737	$15,226	$ 3,090	$ 129	$0

DTCF	5/31/08	$ 27,386	$ 0	$ 2,848	$ 126	$0
	5/31/09	$ 27,935	$ 5,2176	$ 3,234	$ 70	$0

DWDMF	10/31/07	$ 42,208	$ 0	$ 2,812	$ 0	$0
	10/31/08	$ 43,474	$10,398	$ 3,010	$ 265	$0

__________________
* For Service Affiliates (i.e., Dreyfus and any entity controlling, controlled by or under common control with Dreyfus that provides ongoing services to the Fund), such fees represent only those fees that require pre-approval by the audit committee.

     Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee has established policies and procedures (the “Policy”) for pre-approval (within specified fee limits) of the independent registered public accounting firm’s engagements for non-audit services to the Fund and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the independent registered public accounting firm’s independence. The Policy and services covered therein are considered annually. In addition, proposed services requiring pre-approval but not covered by the Policy are considered from time to time as necessary.

     Independent Registered Public Accounting Firm’s Independence. Each Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which did not require pre-approval are compatible with maintaining the independent registered public accounting firm’s independence.

* * * *

PART II

Part II sets forth information relevant to the officers of each Fund.

Name (Age)
Position with the Funds	Principal Occupation During Past 5 Years
J. DAVID OFFICER (60)	Chairman, President and Chief Executive Officer of
President	Founders Asset Management LLC, an affiliate of Dreyfus,
and an officer of 76 investment companies (comprised of
172 portfolios) managed by Dreyfus. Prior to June 2009,
Mr. Officer was Chief Operating Officer, Vice Chairman
and a director of Dreyfus.

PHILLIP N. MAISANO (61)	Chief Investment Officer, Vice Chair and a director of
Executive Vice President	Dreyfus, and an officer of 76 investment companies
(comprised of 172 portfolios) managed by Dreyfus. Mr.
Maisano also is an officer and/or board member of certain
other investment management subsidiaries of The Bank of
New York Mellon Corporation (“BNY Mellon”), each of
which is an affiliate of Dreyfus. Prior to joining Dreyfus,
Mr. Maisano served as Chairman and Chief Executive
Officer of EACM Advisors, an affiliate of Dreyfus from
2004 until 2006, and served as Chief Executive Officer of
Evaluation Associates, a leading institutional investment
consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG (49)	Assistant General Counsel of BNY Mellon, and an officer
Vice President and Secretary	of 77 investment companies (comprised of 193 portfolios)
managed by Dreyfus.

JAMES BITETTO (42)	Senior Counsel of BNY Mellon and Secretary of Dreyfus,
Vice President and Assistant Secretary	and an officer of 77 investment companies (comprised of
193 portfolios) managed by Dreyfus.

JONI LACKS CHARATAN (53)	Senior Counsel of BNY Mellon, and an officer of 77
Vice President and Assistant Secretary	investment companies (comprised of 193 portfolios)
managed by Dreyfus.

JOSEPH M. CHIOFFI (47)	Senior Counsel of BNY Mellon, and an officer of 77
Vice President and Assistant Secretary (2005)	investment companies (comprised of 193 portfolios)
managed by Dreyfus.

JANETTE E. FARRAGHER (44)	Assistant General Counsel of BNY Mellon, and an officer
Vice President and Assistant Secretary	of 77 investment companies (comprised of 193 portfolios)
managed by Dreyfus.

JOHN B. HAMMALIAN (45)	Managing Counsel of BNY Mellon, and an officer of 77
Vice President and Assistant Secretary	investment companies (comprised of 193 portfolios)
managed by Dreyfus.

Name (Age)
Position with the Funds	Principal Occupation During Past 5 Years
ROBERT R. MULLERY (57)	Managing Counsel of BNY Mellon, and an officer of 77
Vice President and Assistant Secretary	investment companies (comprised of 193 portfolios)
managed by Dreyfus.

JEFF PRUSNOFSKY (44)	Managing Counsel of BNY Mellon, and an officer of 77
Vice President and Assistant Secretary	investment companies (comprised of 193 portfolios)
managed by Dreyfus.

JAMES WINDELS (50)	Director – Mutual Fund Accounting of Dreyfus, and an
Treasurer	officer of 77 investment companies (comprised of 193
portfolios) managed by Dreyfus.
RICHARD S. CASSARO (50)	Senior Accounting Manager – Money Market and
Assistant Treasurer	Municipal Bond Funds of Dreyfus, and an officer of 77
investment companies (comprised of 193 portfolios)
managed by Dreyfus.

GAVIN C. REILLY (40)	Tax Manager of the Investment Accounting and Support
Assistant Treasurer	Department of Dreyfus, and an officer of 77 investment
companies (comprised of 193 portfolios) managed by
Dreyfus.

ROBERT S. ROBOL (45)	Senior Accounting Manager – Fixed Income Funds of
Assistant Treasurer	Dreyfus, and an officer of 77 investment companies
(comprised of 193 portfolios) managed by Dreyfus.

ROBERT SALVIOLO (42)	Senior Accounting Manager – Equity Funds of Dreyfus,
Assistant Treasurer	and an officer of 77 investment companies (comprised of
193 portfolios) managed by Dreyfus.

ROBERT SVAGNA (42)	Senior Accounting Manager – Equity Funds of Dreyfus,
Assistant Treasurer	and an officer of 77 investment companies (comprised of
193 portfolios) managed by Dreyfus.

WILLIAM GERMENIS (39)	Vice President and Anti-Money Laundering Compliance
Anti-Money Laundering Compliance Officer	Officer of MBSC Securities Corporation, each Fund’s
Distributor, and the Anti-Money Laundering Compliance
Officer of 73 investment companies (comprised of 189
portfolios) managed by Dreyfus.

JOSEPH W. CONNOLLY (51)	Chief Compliance Officer of Dreyfus and The Dreyfus
Chief Compliance Officer	Family of Funds (77 investment companies, comprised of
193 portfolios).

The address of each officer of the Funds is 200 Park Avenue, New York, New York 10166.

* * * *

PART III

     Part III sets forth information regarding the beneficial ownership of Fund shares by Nominees, current Board members and officers of the Fund. As of August 10, 2009, each Fund’s current Board members and officers, as a group, owned less than 1% of the Fund’s outstanding shares.

     As of August 10, 2009, the following Nominees, current Board members and officers owned shares in the Funds as indicated below:

Name of Board Member,		Amount of
Nominee or Officer	Fund	Beneficial Ownership
David W. Burke	DFI	12,914.447
Joseph W. Connolly	DLA	22,725.180
Janette E. Farragher	DWDMF	35,048.580
Whitney I. Gerard	DLA	96,768.66
	DWDMF	5459.45
	DFI	763.467
	DLP	125.413
Phillip N. Maisano	DSIMBF	19,981.443
James Windels	DWDMF	147,199.820
	DFI	3.0

* * *

EXHIBIT B

FORM OF AUDIT COMMITTEE CHARTER

I.	Audit Committee Membership and Qualifications

     The Audit Committee shall consist of at least three members appointed by the Fund’s Board of Directors/Trustees (the “Board”). The Board may replace members of the Audit Committee for any reason.

     No member of the Audit Committee shall be an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor shall any member receive any compensation from the Fund except compensation for service as a member of the Board or a committee of the Board. Each member must otherwise be “independent” under the rules of the New York Stock Exchange (the “NYSE”), the American Stock Exchange (the “AMEX”) and the rules adopted under Section 301 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), as applicable.

     Each member of the Audit Committee must be able to read and understand financial statements (including the Fund’s balance sheet, income statement and cash flow statement) and otherwise be financially literate, as determined by the Board in its business judgment, or must become financially literate within a reasonable time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise, as determined by the Board in its business judgment. The Board also must annually determine whether any member of the Audit Committee is an “audit committee financial expert” (“ACFE”), within the meaning of the rules adopted and implemented under Section 407 of Sarbanes-Oxley. If the Board has determined that a member of the Audit Committee is an ACFE, it may presume that such member has accounting or related financial management expertise.

II.	Purposes of the Audit Committee

The purposes of the Audit Committee are to:

(a)	oversee the accounting and financial reporting processes of the Fund and the audits of the Fund’s financial statements;
(b)	assist Board oversight of (i) the integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal and regulatory requirements, and (iii) the independent auditors’ qualifications, independence and performance; and
(c)	for NYSE- and AMEX-listed Funds, prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) to be included in the Fund’s annual proxy statement.

III.	Role and Responsibilities of the Audit Committee

     The function of the Audit Committee is oversight; it is Fund management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting and the independent auditors’ responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for (a) preparation, presentation and integrity of the Fund’s financial statements, (b) maintenance of appropriate accounting and financial reporting principles and policies and (c) maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter.

     Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

     Each member of the Audit Committee shall be entitled to rely on the (i) integrity of those persons and organizations within and outside the Fund from which he or she receives information and (ii) accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board). In addition, the evaluation of the Fund’s financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Audit Committee’s evaluation substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing the financial statements.

IV.	Duties and Responsibilities of the Audit Committee

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

     (a) to have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

     (b) to review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

     (c) to establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for services described in (b) above;

     (d) to consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors;

     (e) to meet with the Fund’s independent auditors, including separate meetings as necessary, to: (i) review the arrangements for and scope of the annual audit and any special audits; (ii) review with the independent auditors any problems or difficulties the auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information and any significant disagreements with Fund management; (iii) review all critical accounting policies and practices applied by the Fund in preparing its financial statements; (iv) discuss any accounting adjustments noted or proposed by the independent auditors that were “passed” as immaterial or otherwise; (v) any communications between the audit team and the independent auditing firm’s national office respecting auditing or accounting issues presented by the engagement; (vi) review any material written communications between the independent auditors and the Fund, including any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditors to the Fund, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter; and (vii) review the form of independent auditors’ report to the Board and Fund shareholders (for NYSE- and AMEX-listed Funds, the form of the auditors’ report must be reviewed in advance of filing with the SEC);

     (f) to review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; (ii) analyses prepared by Fund management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; and (iii) the effect of regulatory and accounting initiatives on the financial statements of the Fund;

     (g) to discuss: (i) the annual audited financial statements with management and the independent auditors, including management’s discussion of Fund performance (NYSE- and AMEX-listed Funds); (ii) for NYSE-listed Funds, semi-annual financial statements and any quarterly financial statements; and (iii) for NYSE-listed Funds, the type and presentation of information to be included in any earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non-GAAP information), including any financial information and earnings guidance provided to analysts and rating agencies (which discussions may be general in nature, such as the types of information to be disclosed and the type of presentation to be made), provided that each earnings release or guidance need not be discussed in advance;

     (h) to at least annually, ensure receipt of a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Fund, consistent with Independent Standards Board Standard 1, in order to evaluate the independent auditors’ qualifications, performance and independence, including the review and evaluation of the lead partner of the independent auditors, so that the Audit Committee can actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, taking into account the opinions of Fund management and to further consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself, and to present conclusions of the review to the Board; (i) to at least annually, obtain and review a report by the independent auditors describing: (i) the independent auditing firm’s internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

     (j) to set clear policies relating to the hiring by entities within the Fund’s investment company complex1 of employees or former employees of the independent auditors, in compliance with the requirements of Sarbanes-Oxley;

     (k) to establish procedures for the receipt, retention, and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Fund or the Fund’s investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Fund, of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

(l)	to periodically meet separately with the Fund’s management and with the independent auditors;

     (m) to discuss with management, in a general manner, but not as a committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

     (n) to report its activities regularly to the Board, including any issues that arise with respect to (i) the quality or integrity of the Fund’s financial statements, (ii) the Fund’s compliance with legal or regulatory requirements, or (iii) the performance and independence of the independent auditors (including the Audit Committee’s conclusions with respect to IV (h) above), and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

     (o) to prepare and review with the Board an annual performance evaluation of the Audit Committee, conducted in such manner as the Committee deems appropriate, which evaluation must compare the performance of the Audit Committee with the requirements of this Charter; and

     (p) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

V.	Operations of the Audit Committee

The Audit Committee shall meet regularly, as frequently as circumstances dictate or as required by the NYSE or the

AMEX (but no less frequently than annually), and is empowered to hold special meetings as circumstances require. The

_________________
[1]“Investment company complex” includes: (1) The Dreyfus Corporation (“Dreyfus”), (2) any entity controlling, controlled by or under common control with Dreyfus, if the entity is an investment adviser or sponsor or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to any investment company, investment adviser or sponsor, and (3) any investment company, hedge fund or unregistered fund that has an investment adviser included in (1) or (2).

Audit Committee may request that non-members attend a meeting of the Audit Committee or meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call, or similar communications equipment by means of which all persons participating in the meeting can hear each other, and may act by written consent to the extent permitted by law and the Fund’s by-laws.

     The Audit Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The Fund shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to (a) the independent auditors for preparing or issuing an audit report or performing other audit, review or attest services for the Fund or (b) any advisers employed by the Audit Committee. The Fund shall also provide appropriate funding for ordinary administrative expenses of the Audit Committee that are necessary and appropriate in carrying out its duties.

     The Audit Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. The Board also shall review and approve this Charter at least annually.

     The Audit Committee, in its discretion, may delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee, including the authority to pre-approve any audit or non-audit services to be performed for the Fund, the Fund’s investment adviser or any Adviser Affiliate by the independent auditors, provided any such approvals are presented to the Audit Committee at its next scheduled meeting.

     Each Fund shall comply with the NYSE or AMEX certification requirements, if applicable. Amended and Restated: June 2004

EXHIBIT C

FORM OF

NOMINATING COMMITTEE CHARTER AND PROCEDURES

ORGANIZATION

The Nominating Committee (the “Committee”) of each Fund shall be composed solely of Directors/Trustees (“Directors”) who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Directors”). The Board of Directors of the Fund (the “Board”) shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Director of the Fund (including any nominees recommended by shareholders as provided below), the Committee shall consider, among other factors it may deem relevant:

  the character and integrity of the person;
  whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;
  whether or not the person has any relationships that might impair his or her service on the Board;
  whether nomination of the person would be consistent with Fund policy and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;
  whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;
  whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;
  the contribution which the person can make to the Board and the Fund, in conjunction with the other Directors, with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; and
  whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders.

While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund shareholders. The Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Fund c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

NOMINATION OF DIRECTORS

After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

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